Exhibit 21.1

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF JUNE 30, 2010

Company Name	State or Sovereign Power of Incorporation

06 Ormskirk Limited	England and Wales

1908 Holdings Ltd.	Cayman Islands

2035208 Ontario Inc.	Canada

2140879 Ontario Inc.	Canada

3535673 Canada Inc.	Canada

4259891 Canada Inc.	Canada

4501101 Canada Inc.	Canada

4501110 Canada Inc.	Canada

6153933 Canada Ltd.	Canada

Adam Opel GmbH	Germany

Advantage Chevrolet of Bolingbrook, Inc.	United States

Aftermarket (UK) Limited	England

Aftermarket Italia S.r.l. in liquidazione	Italy

AL Mansour Automotive SAE	Egypt

Ally Financial Inc.	United States

Andiamo Riverfront, LLC	United States

Annunciata Corporation	United States

Approach (UK) Limited	England and Wales

Argonaut Holdings, Inc.	United States

Athens Chevrolet, Inc.	United States

ATK Automotive Technology Kaiserslautern GmbH	Germany

Auburn Pontiac Buick GMC, Inc.	United States

Auto Lease Finance Corporation	Cayman Islands

Autohaus G.V.O. GmbH	Germany

Automotive Steering Korea Limited	Korea, Republic of

Autovision (Scotland) Limited	Scotland

Aviation Spectrum Resources Holdings, Incorporated	United States

Baker (Crewe) Limited	England and Wales

Ballards of Watford Limited	England and Wales

Baylis (Gloucester) Limited	England and Wales

Belmont Grampian Limited	Scotland

Berse Road (No. 1) Limited	England

Berse Road (No. 2) Limited	England

Bicknell (Malvern) Limited	England and Wales

Bill Osborne Chevrolet Ltd.	Canada

Blackdown Motor Company Limited	England and Wales

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF JUNE 30, 2010

Company Name	State or Sovereign Power of Incorporation

BOCO (Proprietary) Limited	South Africa

Boco Trust	South Africa

Brandish Limited	England and Wales

Britain Chevrolet, Inc.	United States

Buick Pontiac GMC of Moosic, Inc.	United States

Buttonpaper Limited	England

Cadillac Polanco, S.A. de C.V.	Mexico

CAMI Automotive, Inc.	Canada

Canadian Satellite Radio Holdings Inc.	Canada

Carrefour 440 Chevrolet Pontiac Buick GMC	Canada

Carus Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Kuno 65 KG	Germany

Carus Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Leo 40 KG	Germany

Carve-Out Ownership Cooperative LLC	United States

Caterpillar Logistics SCS	Italy

Caterpillar Logistics Supply Chain Services GmbH	Germany

Champion Chevrolet, Pontiac, Buick, Inc.	United States

Chandler Lee Buick-Pontiac-GMC, Inc.	United States

Charles Hurst Motors Limited	Northern Ireland

Chevrolet Austria GmbH	Austria

Chevrolet Belgium NV	Belgium

Chevrolet Central and Eastern Europe	Hungary

Chevrolet Deutschland GmbH	Germany

Chevrolet Espana, S.A.	Spain

Chevrolet Euro Parts Center B.V.	Netherlands

Chevrolet Europe GmbH	Switzerland

Chevrolet Finland Oy	Finland

Chevrolet France	France

Chevrolet Italia S.p.A.	Italy

Chevrolet Nederland B.V.	Netherlands

Chevrolet of Novato, Inc.	United States

Chevrolet Poland Sp. z o.o.	Poland

Chevrolet Portugal, Lda.	Portugal

Chevrolet Sales (Thailand) Limited	Thailand

Chevrolet Sales India Private Ltd.	India

Chevrolet Sociedad Anonima de Ahorro para Fines Determinados	Argentina

Chevrolet Suisse S.A.	Switzerland

Chevrolet Sverige AB	Sweden

Chevrolet Türkiye Otomotive Limited Sirketi	Turkey

Chevrolet UK Limited Ltd	England

CHEVYPLAN S.A. Sociedad Administradora de Planes de Autofinanciamiento Comercial	Colombia

Cole Buick Pontiac GMC	United States

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF JUNE 30, 2010

Company Name	State or Sovereign Power of Incorporation

Concept Vehicles Limited	England and Wales

Controladora AC Delco S.A. de C.V.	Mexico

Controladora General Motors, S.A. de C.V.	Mexico

Coskata, Inc.	United States

Crash Avoidance Metrics Partnerships	United States

Crown Motors (Dagenham) Limited	England and Wales

CSM Holdings Limited	England and Wales

Curt Warner Chevrolet, Inc.	United States

Daewoo Motor De Puerto Rico Inc.	Puerto Rico

Danny Beck Chevrolet, Inc.	United States

Dealer Guarantee Ltd.	England

Dealership Liquidations, Inc.	United States

Delphi Automotive LLP	England and Wales

Delphi Energy and Engine Management Systems UK Overseas Corporation	United States

Desert Sun Roswell, Inc.	United States

Detroit Investment Fund, L.P.	United States

Dinuba Auto Center, Inc.	United States

DIP Holdco LLP	United Kingdom

DMAX, Ltd.	United States

Dobies (Carlisle) Limited	England and Wales

Doraville Bond Corporation	United States

Drive Motor Retail Limited	England and Wales

Eden (GM) Limited	England and Wales

Elasto S.A.	Ecuador

Espace 328 SARL	France

F G Barnes (Maidstone) Limited	England and Wales

Fabrica Nacional de Autobuses Fanabus, S.A.	Venezuela

Fidass II B.V.	Netherlands

Fiducie Carrefour 440	Canada

Fredericktown Chevrolet Co., Inc.	United States

Fugère Pontiac Buick Inc.	Canada

Funcap-Comercio e Administracao de Bens Moveis e Valores Ltda.	Brazil

Galleria Chevrolet-Cadillac, Inc.	United States

Gateway Chevrolet Motor Company	United States

GEMA Automotive, Inc.	United States

General International Insurance Services Limited	Bermuda

General International Limited	Bermuda

General Motors (China) Investment Company Limited	China

General Motors (Hong Kong) Company Limited	Hong Kong

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF JUNE 30, 2010

Company Name	State or Sovereign Power of Incorporation

General Motors (Thailand) Limited	Thailand

General Motors - Colmotores S.A.	Colombia

General Motors Africa and Middle East FZE	United Arab Emirates

General Motors Asia Pacific (Japan) Limited	Japan

General Motors Asia Pacific (Pte) Ltd.	Singapore

General Motors Asia Pacific Holdings, LLC	United States

General Motors Asia, Inc.	United States

General Motors Australia Ltd.	Australia

General Motors Austria GmbH	Austria

General Motors Auto LLC	Russian Federation

General Motors Automobiles Philippines, Inc.	Philippines

General Motors Automotive Holdings, S.L.	Spain

General Motors Belgium N.V.	Belgium

General Motors Chile Industria Automotriz Limitada	Chile

General Motors China, Inc.	United States

General Motors CIS,LLC	Russian Federation

General Motors Company	United States

General Motors Coordination Center BVBA	Belgium

General Motors Corporation - Motors Liquidation Company as of 07/09/2009	United States

General Motors Daewoo Auto and Technology CIS LLC	Russian Federation

General Motors de Argentina S.r.l.	Argentina

General Motors de Mexico, S. de R.L. de C.V.	Mexico

General Motors del Ecuador S.A.	Ecuador

General Motors do Brasil Ltda.	Brazil

General Motors East Africa Limited	Kenya

General Motors Egypt, S.A.E.	Egypt

General Motors Espana, S.L.U.	Spain

General Motors Europe AG	Switzerland

General Motors Europe Holdings, S.L.	Spain

General Motors Finland Oy	Finland

General Motors Foundation, Inc.	United States

General Motors France	France

General Motors Global Service Operations, Inc.	United States

General Motors Hellas S.A.	Greece

General Motors Holdings LLC	United States

General Motors India Private Limited	India

General Motors International Holdings, Inc.	United States

General Motors Investments Pty. Ltd.	Australia

General Motors Ireland	Ireland

General Motors Israel Ltd.	Israel

General Motors Italia S.r.l.	Italy

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF JUNE 30, 2010

Company Name	State or Sovereign Power of Incorporation

General Motors Korea, Inc.	United States

General Motors Limited	England

General Motors LLC	United States

General Motors Manufacturing Poland Sp. z o.o.	Poland

General Motors Nederland B.V.	Netherlands

General Motors New Zealand Pensions Limited	New Zealand

General Motors Norge AS	Norway

GENERAL MOTORS NOVA SCOTIA FINANCE COMPANY	Canada

General Motors Nova Scotia Investments Ltd.	Canada

General Motors of Canada Limited (active)	Canada

General Motors Overseas Commercial Vehicle Corporation	United States

General Motors Overseas Corporation (active)	United States

General Motors Overseas Distribution Corporation	United States

General Motors Peru S.A.	Peru

General Motors Poland Spolka, z o. o.	Poland

General Motors Portugal Lda.	Portugal

General Motors Powertrain (Thailand) Limited	Thailand

General Motors Powertrain - Europe S.r.l.	Italy

General Motors Powertrain - Germany GmbH	Germany

General Motors Powertrain - Hungary Ltd.	Hungary

General Motors Powertrain - Kaiserslautern Germany GmbH	Germany

General Motors Powertrain - Uzbekistan CJSC	Uzbekistan

General Motors Powertrain - Austria GmbH	Austria

General Motors Product Services, Inc.	United States

General Motors Research Corporation	United States

General Motors South Africa (Pty) Limited	South Africa

General Motors Southeast Asia Operations Limited	Thailand

General Motors Suisse S.A.	Switzerland

General Motors Taiwan Ltd.	Taiwan, Province of China

General Motors Technical Centre India Private Limited	India

General Motors Thailand Investments, LLC	United States

General Motors Treasury Center, LLC	United States

General Motors Türkiye Limited Sirketi	Turkey

General Motors U.S. Trading Corp.	United States

General Motors UK Limited	England

General Motors Uruguay, S.A.	Uruguay

General Motors Uzbekistan Closed Joint Stock Company	Uzbekistan

General Motors Venezolana, C.A.	Venezuela

General Motors Ventures LLC	United States

General Motors Warehousing and Trading (Shanghai) Co. Ltd.	China

General Motors-Holden’s Sales Pty. Limited	Australia

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF JUNE 30, 2010

Company Name	State or Sovereign Power of Incorporation

General Sales Company of West Chester, Inc.	United States

Genie Mecanique Zairois, S.A.R.L.	Congo, The Democratic Republic

Giner Electrochemical Systems, L.L.C.	United States

Global Tooling Service Company Europe Limited	England and Wales

GM (UK) Pension Trustees Limited	England

GM (UK) Unclassified Pension Trustees Limited	England and Wales

GM - Isuzu Camiones Andinos de Colombia Ltda.	Colombia

GM - ISUZU Camiones Andinos del Ecuador GMICA Ecuador Cia. Ltda.	Ecuador

GM APO Holdings, LLC	United States

GM Auslandsprojekte GmbH	Germany

GM Auto World Korea Co.	Korea, Republic of

GM Automotive Services Belgium NV	Belgium

GM Automotive UK	England

GM AutoWorld Yugen Kaisha	Japan

GM Car Company LLC	United States

GM Components Holdings, LLC	United States

GM Daewoo Auto & Technology Company	Korea, Republic of

GM Daewoo UK Limited	England

GM Eurometals, Inc.	United States

GM Europe GmbH	Germany

GM Europe Treasury Company AB	Sweden

GM Factoring Sociedade de Fomento Comercial Ltda.	Brazil

GM Finance Co. Holdings LLC	United States

GM GEFS HOLDINGS (CHC4) ULC	Canada

GM GEFS HOLDINGS CANADA ULC	Canada

GM GEFS L.P.	United States

GM Global Purchasing and Supply Chain Romania Srl	Romania

GM Global Steering Holdings, LLC	United States

GM Global Technology Operations, Inc.	United States

GM Global Tooling Company, Inc.	United States

GM Holden Ltd.	Australia

GM International Sales Ltd.	Cayman Islands

GM Inversiones Santiago Limitada	Chile

GM Korea Co., Ltd.	Korea, Republic of

GM LAAM Holdings, LLC	United States

GM Nigeria Limited	Nigeria

GM Overseas Funding, LLC	United States

GM Personnel Services, Inc.	United States

GM Plats (Proprietary) Limited	South Africa

GM Preferred Finance Co. Holdings LLC	United States

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF JUNE 30, 2010

Company Name	State or Sovereign Power of Incorporation

GM Preferred Receivables LLC	United States

GM Purchasing Vauxhall UK Limited	England

GM Retirees Pension Trustees Limited	England

GM Subsystems Manufacturing, LLC	United States

GM Supplier Receivables LLC	United States

GM Technologies, LLC	United States

GM Trust GmbH & Co KG	Germany

GM Warranty LLC	United States

GM - AVTOVAZ CJSC	Russian Federation

GM - DI Leasing Corporation	United States

GM - Saab Communication GmbH	Switzerland

GM - UMI Technology Research and Development Ltd.	Israel

GMAC Auto Lease Purchase Corporation	Cayman Islands

GMAC Holding S.A. de C.V.	Mexico

GMCH&SP Private Equity II L.P.	Canada

GMCH&SP Private Equity L.P.	Canada

GMEH Holding, LLC	United States

GMETR Trade Receivables LLC	United States

GMOC Administrative Services Corporation	United States

GMODC Receivables Funding LLC	United States

GMODC Trade Receivables LLC	United States

Grand Pointe Holdings, Inc.	United States

Grand Pointe Park Condominium Association	United States

H.S.H. Limited	England and Wales

Haines & Strange Limited	England and Wales

Hicom - Chevrolet, Sdn Bhd (ceased operations)	Malaysia

HOLDCORP S.A.	Ecuador

Holden Employees Superannuation Fund Pty Ltd	Australia

Holden New Zealand Limited	New Zealand

HRL Laboratories, LLC	United States

Hydrogenics Corporation	Canada

Hérouville Motors SARL	France

IBC Pension Trustees Limited	England

IBC Vehicles Limited	England

Ile de France Automobiles	France

Inchcape (Exeter) Limited	England and Wales

Industries Mecaniques Maghrebines, S.A.	Tunisia

Integrity Automotive Group, Inc.	United States

ISF Internationale Schule Frankfurt-Rhein-Main Geschäftsführungsgesellschaft mbH	Germany

ISF Internationale Schule Frankfurt-Rhein-Main GmbH & Co. KG	Germany

ISPOL Holding B.V.	Netherlands

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF JUNE 30, 2010

Company Name	State or Sovereign Power of Incorporation

Isuzu Motors Polska Sp. z o.o.	Poland

Isuzu Truck South Africa (Pty.) Limited (ITSA)	South Africa

IUE - GM National Joint Skill Development and Training Committee	United States

Jeffery (Wandsworth) Limited	England and Wales

Joe Morgan Chevrolet Cadillac, Inc.	United States

JS Folsom Automotive, Inc.	United States

Koneyren, Inc.	United States

Lange (West End) Limited	England and Wales

Las Cruces Automotive Group, Inc.	United States

LCV Platform Engineering Corp.	Japan

Lease Ownership Cooperative LLC	United States

Lidlington Engineering Company, Ltd.	United States

Lookers Birmingham Limited	England and Wales

MAC International FZCO	United Arab Emirates

MacLeods of Perth Limited	Scotland

Mangino Chevrolet, Inc.	United States

Marshall of Ipswich Limited	England and Wales

Marshall of Peterborough Limited	England and Wales

Marshall of Stevenage Ltd	England and Wales

Mascoma Corp.	United States

Metal Casting Technology, Inc.	United States

Millbrook Pension Management Limited	England

Millbrook Proving Ground Limited	England

Milton Chevrolet, Inc. (Sobh-Locklear Chevrolet)	United States

Monetization of Carve-Out, LLC	United States

Moran Cadillac - GMC, Inc.	United States

Moran Chevrolet, Inc.	United States

Morris Pontiac - GMC, Inc.	United States

Motorbodies Luton Limited	England and Wales

Motors Holding LLC	United States

Motors Holding San Fernando Valley, Inc.	United States

Motors Properties Limited	England and Wales

Multi-Use Lease Entity Trust	United States

Murketts of Cambridge Limited	England and Wales

Nexteer Automotive (Suzhou) Co. Ltd.	China

Nexteer Automotive Corporation	United States

Nexteer Automotive France SAS	France

Nexteer Automotive Poland Sp. z o.o.	Poland

Nexteer Lingyun Driveline (Wuhu) Co. Ltd.	China

NJDOI/GMAM Core Plus Real Estate Investment Program, L.P.	United States

NJDOI/GMAM CT High Grade Partners II, L.P.	United States

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF JUNE 30, 2010

Company Name	State or Sovereign Power of Incorporation

NJDOI/GMAM Opportunistic Real Estate Investment Program, L.P.	United States

North American New Cars, Inc.	United States

Now Motor Retailing Limited	England and Wales

OEConnection LLC	United States

OEConnection Manager Corp.	United States

Omnibus BB Transportes, S. A.	Ecuador

OnStar Global Services Corporation	United States

OnStar, LLC	United States

Opel Danmark A/S	Denmark

Opel Eisenach GmbH	Germany

Opel Live GmbH	Germany

Opel Southeast Europe LLC	Hungary

Opel Special Vehicles GmbH	Germany

Opel Sverige AB	Sweden

P. T. Mesin Isuzu Indonesia	Indonesia

P.T. G M AutoWorld Indonesia	Indonesia

P.T. General Motors Indonesia	Indonesia

Pan Asia Technical Automotive Center Company, Ltd.	China

Parkwood Holdings Ltd.	Cayman Islands

Patrick (Durham) Limited	England and Wales

Pearl (Crawley) Limited	England and Wales

Performance Equity Management, LLC	United States

Peter Vardy (Perth) Limited	Scotland

PIMS Co.	United States

Plan Automotor Ecuatoriano S.A. Planautomotor	Ecuador

Project Rhodes Holding Corporation	United States

Promark Absolute Return Strategies Fund, LLC	United States

Promark Global Advisors Limited	England

Promark Global Advisors, Incorporated	United States

Promark Investment Advisors, Inc.	United States

Promark Investment Trustees Limited	England

Promark Real Estate Advisors, LLC	United States

Promark Trust Bank, N.A.	United States

ProSTEP AG	Germany

Quantum Fuel Systems Technologies Worldwide, Inc.	United States

RAG BILDUNG Opel GmbH	Germany

Randstad WorkNet GmbH	Germany

Reeve (Derby) Limited	England and Wales

Reg Vardy (VMC) Limited	England and Wales

Renaissance Center Management Company	United States

Renton Cadillac Pontiac GMC, Inc.	United States

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF JUNE 30, 2010

Company Name	State or Sovereign Power of Incorporation

Rhodes Automotive Manufacturing Pty Ltd	Australia

Rhodes Germany GmbH	Germany

Rhodes Holding I Sarl	Luxembourg

Rhodes Holding II Sarl	Luxembourg

Rhodes Holding Netherlands B.V.	Netherlands

Rhodes I LLC	United States

Rhodes II LLC	United States

Rhodes India Automotive Private Ltd	India

Rhodes Italy Srl	Italy

Rhodes Japan, LLC	Japan

Rhodes Otomotiv Sanayi ve Ticaret Limited Sirketi	Turkey

Riverfront Holdings III, Inc.	United States

Riverfront Holdings Phase II, Inc.	United States

Riverfront Holdings, Inc.	United States

Ruedas de Aluminio, C.A.	Venezuela

Rumble (Bedworth) Limited	England and Wales

Saab Automobile AB	Sweden

Saab Automobile Investering AB	Sweden

Saab City Limited	England

Saab GB Pension Plan Trustees Company Limited	England and Wales

Saab Great Britain Limited	England

Saab Marlow Limited	England

Saginaw Industria e Comercio de Auto Pecas Ltda.	Brazil

SAIC General Motors Investment Limited	China

SAIC GM Wuling Automobile Company Limited	China

Salmon Street Ltd.	Australia

San Fernando Valley Automotive, LLC	United States

San Patricio Automotive Group, Inc.	United States

Sarmiento 1113 S.A. (en liquidacion)	Argentina

Saturn County Bond Corporation	United States

SB (Helston) Limited	England and Wales

Scott Drummond Motors Ltd.	Canada

Seward (Wessex) Limited	England and Wales

Shanghai General Motors Corporation Ltd.	China

Shanghai GM (Shenyang) Norsom Motors Co. Ltd	China

Shanghai GM Dong Yue Motors Company Limited	China

Shanghai GM Dong Yue Powertrain Company Limited	China

Shanghai OnStar Telematics Co. Ltd.	China

Sherwoods (Darlington) Limited	England and Wales

Sirius XM Radio Inc.	United States

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF JUNE 30, 2010

Company Name	State or Sovereign Power of Incorporation

Sistemas de Compra Programada Chevrolet, C.A.	Venezuela

Sistemas para Automotores de Mexico, S. de R.L. de C.V.	Mexico

Skurrays Limited	England

Slaters (GM) Limited	England and Wales

Slaughter Motor Company, Inc.	United States

Smokey Point Buick Pontiac GMC, Inc.	United States

Southern (Merthyr) Limited	England and Wales

Steering Holding Pte. Ltd.	Singapore

Steering Solutions Corporation	United States

Steering Solutions Expat Holding Corporation	United States

Steering Solutions IP Holding Corporation	United States

STEERINGMEX, S. de RL de CV	Mexico

Superbroad Limited	United Kingdom

Superior Chevrolet, Inc.	United States

Taft Automotive, Inc.	United States

The DeCuir Group, Inc.	United States

Thurlow Nunn (JV) Limited	England and Wales

Todd Wenzel Chevrolet, Inc.	United States

Trimarco Pontiac - Buick - GMC, Inc. (Gary Trimarco Automotive)	United States

Truck and Bus Engineering U.K., Limited	United States

Tustain Motors Limited	England and Wales

United States Advanced Battery Consortium, LLC	United States

United States Automotive Materials Partnership, LLC	United States

United States Council for Automotive Research LLC	United States

Universal Motors Israel Ltd.	Israel

Uptown Chevrolet - Cadillac, Inc.	United States

Vauxhall Motors Limited	England

Vauxhall Powertrain Limited	England

Vehicle Asset Universal Leasing Trust	United States

Vehicle Recycling Partnership, LLC	United States

Vence Lone Star Motors, Inc.	United States

Vertu Motors (VMC) Limited	England and Wales

VHC Sub-Holdings (UK)	England

Vickers (Lakeside) Limited	England and Wales

Vietnam - Daewoo Motor Co., Ltd	Viet Nam

Vision Motors Limited	England and Wales

VM Holdings B.V.	Netherlands

VM Motori S.p.A.	Italy

VM North America, Inc.	United States

GENERAL MOTORS COMPANY

AND SUBSIDIARIES, JOINT VENTURES, AND AFFILIATES

OF THE REGISTRANT

AS OF JUNE 30, 2010

Company Name	State or Sovereign Power of Incorporation

VMO Properties Limited	England and Wales

VRP Venture Capital Rheinland-Pfalz Nr. 2 GmbH & Co. KG	Germany

W. Grose Northampton Limited	England and Wales

Wheatcroft (Worksop) Limited	England and Wales

Whitehead (Rochdale) Limited	England and Wales

Whitmore’s of Edenbridge Limited	England and Wales

Wilson & Co. (Motor Sales) Limited	England and Wales

Wind Point Partners III, L.P.	United States

WRE, Inc.	United States

Total 455